UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2005 (July 28, 2005)

Behringer Harvard REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1605
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Behringer Harvard REIT I, Inc. (which may be referred to as the “Registrant,” “we,” “our,” and “us”) hereby amends our Current Report on Form 8-K filed on August 2, 2005 to provide the required financial statements relating to our acquisition of a seven-story office building in Burbank, California (“Buena Vista Plaza”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to Buena Vista Plaza that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01  Financial Statements and Exhibits.
Page
(a)	Financial Statements of Businesses Acquired.

	Independent Auditors Report	3

	Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2005 (Unaudited) and For the Year Ended December 31, 2004	4

	Notes to the Statements of Revenues and Certain Operating Expenses	5

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	7

	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2005	8

	Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2005	9

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004	10

	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

(c)	Shell Company Transactions.

	Not applicable.

(d)	Exhibits.

	None.

Independent Auditors Report

To the Board of Directors and Stockholders of
Behringer Harvard REIT I, Inc.:

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the Buena Vista Plaza property (the “Property”) for the year ended December 31, 2004. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Behringer Harvard REIT I, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Dallas, Texas
October 11, 2005

Buena Vista Plaza
Statements of Revenues and Certain Operating Expenses
For the Six Months Ended June 30, 2005 (Unaudited) and
For the Year Ended December 31, 2004

	Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004

Revenues:
Rental revenue	$1,891,625	$3,783,251
Tenant reimbursement income	47,064	89,318
Total revenues	1,938,689	3,872,569

Expenses:
Property operating expenses	355,163	721,883
Property management fees	76,702	154,561
General and administrative expenses	3,454	11,209
Real estate taxes	169,951	338,257
Total expenses	605,270	1,225,910
Revenues in excess of certain operating expenses	$1,333,419	$2,646,659

See accompanying notes to statements of revenues and certain operating expenses.

Buena Vista Plaza
Notes to the Statements of Revenues and Certain Operating Expenses
For the Six Months Ended June 30, 2005 (Unaudited) and
For the Year Ended December 31, 2004

1.    Basis of Presentation

On July 28, 2005, Behringer Harvard REIT I, Inc. (the “Company”) acquired a seven-story office building containing approximately 115,130 (unaudited) rentable square feet located on approximately 1.26 acres of land in Burbank, California (“Buena Vista Plaza”).

Buena Vista Plaza is a single tenant office building occupied by Disney Enterprises, Inc., subject to a three-part staggered lease that expires in December 2008, 2009 and 2010.

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. These Historical Summaries include the historical revenues and certain operating expenses of Buena Vista Plaza, exclusive of items which may not be comparable to the proposed future operations of Buena Vista Plaza.

The statement of revenues and certain operating expenses and notes thereto for the six months ended June 30, 2005 included in this report are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year.

2.    Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

3.    Significant Accounting Policies

Revenue Recognition
Buena Vista Plaza’s operations consist of rental income earned from its sole tenant under a lease agreement which generally provides for minimum rent payments. The lease has been accounted for as an operating lease. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire term of the lease, which amounted to an increase in rental income of approximately $21,146 (unaudited) for the six months ended June 30, 2005, and an increase in rental income of approximately $42,293 for the year ended December 31, 2004.

All of Buena Vista Plaza’s net rentable space is committed under an operating lease as of June 30, 2005 and December 31, 2004, under a three-part staggered lease that expires in December 2008, 2009 and 2010.

4.    Lease

The aggregate annual minimum future rental income on the non-canceable operating lease in effect as of December 31, 2004 is as follows:

Year Ending December 31:

2005	$3,735,585
2006	3,730,212
2007	3,730,212
2008	3,730,212
2009	2,861,813
Thereafter	1,144,711
Total	$18,932,745

The minimum future rental income represents the base rent required to be paid under the terms of the lease exclusive of charges for contingent rents, electrical services, real estate taxes, and operating cost escalations.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Financial Information

On July 28, 2005, we acquired a seven-story office building containing approximately 115,130 rentable square feet located on approximately 1.26 acres of land in Burbank, California (“Buena Vista Plaza”), through Behringer Harvard Buena Vista Plaza LP, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, our operating partnership. The contract purchase price of Buena Vista Plaza, exclusive of closing costs, was $32,950,000. To pay such contract purchase price, we used borrowings of $22,000,000 under a loan agreement (the “Buena Vista Plaza Loan Agreement”) with Bear Stearns Commercial Mortgage, Inc. (the “Buena Vista Plaza Lender”), issued 393,260 units of limited partnership interests in our operating partnership valued at $8.90 per unit for a total of $3,500,014 and used proceeds from our offering of common stock to the public.

In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
as of June 30, 2005

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had acquired Buena Vista Plaza as of June 30, 2005. This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statements of Operations and the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2005. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on June 30, 2005, nor does it purport to represent our future financial position.

	June 30, 2005 as Reported (a)	Prior Acquisitions Pro Forma Adjustments (b)	Pro Forma Adjustments		Pro Forma June 30, 2005
Assets
Real estate
Land	$34,466,361	$17,325,000	$3,805,928	(c)	$55,597,289
Buildings, net	141,010,090	69,406,897	28,367,963	(c)	238,784,950
Acquired in-place lease intangibles, net	28,841,784	15,675,349	5,749,567	(c)	50,266,700
Total real estate	204,318,235	102,407,246	37,923,458		344,648,939

Cash and cash equivalents	51,490,944	(32,573,596)	(16,265,590)	(c)	2,651,758
Restricted cash	18,775,892	993,648	4,812,724	(c)	24,582,264
Accounts receivable	935,279	-	-		935,279
Prepaid expenses and other assets	264,076	170,119	58,283	(c)	492,478
Loan deposits	3,989,329	-	-		3,989,329
Escrow deposits	9,694,500	-	-		9,694,500
Investments in tenant-in-common interests	144,980,961	-	-		144,980,961
Deferred financing fees, net of accumulated
amortization of $249,743	2,507,619	818,055	276,853	(d)	3,602,527
Total assets	$436,956,835	$71,815,472	$26,805,728		$535,578,035

Liabilities and stockholders' equity

Liabilities
Mortgages payable	$159,795,212	$70,750,000	$22,000,000	(c)	$252,545,212
Accounts payable	243	-	-		243
Payables to affiliates	92,687	-	-		92,687
Acquired below market leases, net	2,882,017	765,565	1,240,550	(c)	4,888,132
Dividends payable	1,649,808	-	-		1,649,808
Accrued liabilities	2,680,130	299,907	65,164	(c)	3,045,201
Subscriptions for common stock	9,853,273	-	-		9,853,273
Total liabilities	176,953,370	71,815,472	23,305,714		272,074,556

Commitments and contingencies

Minority interest	-	-	3,500,014	(c)	3,500,014

Stockholders' equity
Preferred stock, $.0001 par value per share;
50,000,000 shares authorized, none outstanding	-	-	-		-
Common stock, $.0001 par value per share;
350,000,000 shares authorized, 31,097,767
shares issued and outstanding	3,110	-	-		3,110
Additional paid-in capital	275,400,033	-	-		275,400,033
Cumulative distributions and net loss	(15,399,678)	-	-		(15,399,678)
Total stockholders' equity	260,003,465	-	-		260,003,465
Total liabilities and stockholders' equity	$436,956,835	$71,815,472	$26,805,728		$535,578,035

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired Buena Vista Plaza on January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Six months ended June 30, 2005 as Reported (a)	Prior Acquisitions Pro Forma Adjustments (b)	Statement of Revenues and Certain Expenses(c)	Pro Forma Adjustments		Pro Forma Six months ended June 30, 2005

Revenue
Rental revenue	$5,740,024	$11,758,482	$1,938,689	$114,512	(d)	$19,551,707
Total revenue	5,740,024	11,758,482	1,938,689	114,512		19,551,707

Expenses
Property operating expense	1,048,922	1,699,453	355,163	-		3,103,538
Interest	3,843,288	4,160,206	-	599,483	(e)	8,602,977
Rate lock extension expense	450,000	-	-	-		450,000
Real estate taxes	736,771	1,749,311	169,951	-		2,656,033
Property management fees	432,609	347,298	76,702	(76,702)	(f)	838,068
				58,161	(g)
Asset management fees	392,993	638,531	-	125,297	(h)	1,156,821
General and administrative	681,158	284,147	3,454	-		968,759
Depreciation and amortization	3,166,945	5,388,267	-	975,277	(i)	9,530,489
Total expenses	10,752,686	14,267,213	605,270	1,681,516		27,306,685

Interest income	593,507	(164,574)	-	-		428,933

Equity in earnings of investments
in tenant-in-common interests	1,724,806	(35,049)	-	-		1,689,757

Net income (loss)	$(2,694,349)	$(2,708,354)	$1,333,419	$(1,567,004)		$(5,636,288)

Basic and diluted weighted
average shares outstanding	20,052,434			3,110,853	(j)	23,163,287

Basic and diluted loss per share	$(0.13)					$(0.24)

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired Buena Vista Plaza on January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Year ended December 31, 2004 as Reported (a)	Prior Acquisitions Pro Forma Adjustments (b)	Statement of Revenues and Certain Expenses (c)	Pro Forma Adjustments		Pro Forma Year ended December 31,2004
Revenue
Rental revenue	$129,981	$33,645,165	$3,872,569	$229,025	(d)	$37,876,740
Total revenue	129,981	33,645,165	3,872,569	229,025		37,876,740

Expenses
Property operating expense	1,959	4,761,258	721,883	-		5,485,100
Interest	1,689,994	14,226,972	-	1,198,965	(e)	17,115,931
Rate lock extension expense	525,000	-	-	-		525,000
Real estate taxes	19,967	4,468,232	338,257	-		4,826,456
Property management fees	205,515	1,396,187	154,561	(154,561)	(f)	1,717,879
				116,177	(g)
Asset management fees	89,596	2,075,337	-	250,594	(h)	2,415,527
Organization expense	217,897	-	-	-		217,897
General and administrative	711,603	1,332,829	11,209	-		2,055,641
Depreciation and amortization	-	16,286,485	-	1,950,554	(i)	18,237,039
Total expenses	3,461,531	44,547,300	1,225,910	3,361,729		52,596,470

Interest income	389,737	(389,737)	-	-		-

Equity in earnings of investments
in tenant-in-common interests	1,402,847	1,482,994	-	-		2,885,841

Net income (loss)	$(1,538,966)	$(9,808,878)	$2,646,659	$(3,132,704)		$(11,833,889)

Basic and diluted weighted
average shares outstanding	5,358,697			16,188,719	(j)	21,547,416

Basic and diluted loss per share	$(0.29)					$(0.55)

See acconpanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard REIT I, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of June 30, 2005.

b.	Reflects the Pro Forma adjustments for the acquisitions of the Western Office Portfolio acquired on July 20, 2005.

c.
Reflects the acquisition of Buena Vista Plaza for $41,765,604, inclusive of closing costs. The acquisition was funded with $16,265,590 of cash on hand, $22,000,000 of debt and issuance of 393,260 units of limited partnership interests in our operating partnership valued at $8.90 per unit for a total of $3,500,014. The 393,260 units of limited partnership interest in our operating partnership are convertible into an equal number of shares of our common stock and are classified as minority interest on the balance sheet. We allocated our purchase price to the assets and liabilities below and estimated the remaining useful lives of the tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$3,805,928	-
Building	28,367,963	25 years
Below market lease, net	(1,240,550)	5.4 years
Tenant improvements, leasing commissions & legal fees	979,209	5.4 years
In-place leases	1,998,573	5.4 years
Tenant relationships	2,771,785	10.4 years
Prepaid expenses and other assets	58,283	-
Restricted cash	4,812,724	-
Financing fees	276,853	-
Other accruals	(65,164)	-
	$41,765,604

We allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” and No. 142, “Goodwill and Other Intangible Assets” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values, in-place tenant improvements, in-place leasing commissions and tenant relationships based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions is based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases include an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, we include such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of the fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

We amortize the value of in-place leases and in-place tenant improvements to expense over the initial term of the respective leases. The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

d.    Reflects financing costs incurred in connection with obtaining the debt.

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2005

  a.    Reflects our historical operations for the six months ended June 30, 2005.

  b.    Reflects the Pro Forma adjustments for the acquisitions of Alamo Plaza, the Utah Avenue Building, Lawson Commons, Downtown Plaza and the Western Office Portfolio,
  which were acquired on February 24, 2005, April 21, 2005, June 10, 2005, June 14, 2005 and July 20, 2005, respectively.

c.    Reflects the historical revenues and certain expenses of Buena Vista Plaza.

d.    Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 65 months.

e.    Represents interest expense associated with the $22,000,000 of long-term debt obtained in connection with the purchase of Buena Vista Plaza and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.324% per annum, requires monthly payments of interest only through August 2010, with monthly interest and principal payments required beginning September 2010 and continuing to August 1, 2015, the maturity date. The deferred financing costs in the amount of $276,853 are amortized over the term of the related debt using a method which approximates the effective interest rate method.

f.    Reflects the reversal of historical property and asset management fees for Buena Vista Plaza.

g.    Reflects the property management fees associated with the current management of Buena Vista Plaza. The property is managed by HPT Management Services LP, our affiliate, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

h.    Reflects the asset management fees associated with Buena Vista Plaza. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.6% of the asset value.

i.    Reflects the depreciation and amortization of Buena Vista Plaza using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$28,367,963	25 years
Real estate intangibles[1]	1,737,232	5.4 years
Tenant relationships	2,771,785	10.4 years
______________________
¹ Included in real estate intangibles is $1,240,550 of below market lease value, which is amortized to rental income. See Note d.

j.    Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of each of our 2004 and 2005 property investments. The adjustment is computed as follows:

Cash needed to acquire Enclave on the Lake	$3,370,261
Cash needed to acquire St. Louis Place	5,025,865
Cash needed to acquire the Colorado Property	17,965,073
Cash needed to acquire Travis Tower	12,758,333
Cash needed to acquire the Pratt Building	12,843,584
Cash needed to acquire the Cyprus Building	20,645,160
Cash needed to acquire the Ashford Perimeter	18,676,064
Cash needed to acquire the Alamo Plaza	4,834,715
Cash needed to acquire the Utah Avenue Building	9,879,429
Cash needed to acquire Lawson Commons	29,852,184
Cash needed to acquire Downtown Plaza	7,082,146
Cash needed to acquire Western Office Portfolio	32,573,596
Cash needed to acquire Buena Vista Plaza	16,265,590
	$191,772,000

Net cash received from each share of common stock issued	$8.90	(1)

Common stock needed to purchase the thirteen properties listed above	21,547,416
Plus weighted average of common stock actually outstanding
for the six months ended June 30, 2005 in excess of 21,547,416	1,615,871
Less historical weighted average of common stock outstanding
at June 30, 2005	(20,052,434)
	3,110,853
________________
(1)   Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.20 broker dealer fees per share and $0.20 organization and offering costs per share.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004

a.	Reflects our historical operations for the year ended December 31, 2004.

b.	Reflects the combined Pro Forma results for the following properties:

Property	Acquisition Date
Enclave on the Lake	April 12, 2004
St. Louis Place	June 30, 2004
Colorado Property	August 10, 2004
Travis Tower	October 1, 2004
Cyprus Building	December 16, 2004
Pratt Building	December 17, 2004
Ashford Perimeter	January 6, 2005
Alamo Plaza	February 24, 2005
Utah Avenue Building	April 21, 2005
Lawson Commons	June 10, 2005
Downtown Plaza	June 14, 2005
Western Office Portfolio	July 20, 2005

c.	Reflects the historical revenues and certain expenses of Buena Vista Plaza.

d.	Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 65 months.

e.
Represents interest expense associated with the $22,000,000 of long-term debt obtained in connection with the purchase of Buena Vista Plaza and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.324% per annum, requires monthly payments of interest only through August 2010, with monthly interest and principal payments required beginning September 2010 and continuing to August 1, 2015, the maturity date. The deferred financing costs in the amount of $276,853 are amortized over the term of the related debt using a method which approximates the effective interest rate method.

f.	Reflects the reversal of historical property and asset management fees for Buena Vista Plaza.

g.
Reflects the property management fees associated with the current management of Buena Vista Plaza. The property is managed by HPT Management Services LP, our affiliate, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

h.	Reflects the asset management fees associated with Buena Vista Plaza. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.6% of the asset value.

i.	Reflects the depreciation and amortization of Buena Vista Plaza using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$28,367,963	25 years
Real estate intangibles[1]	1,737,232	5.4 years
Tenant relationships	2,771,785	10.4 years
__________________
¹ Included in real estate intangibles is $1,240,550 of below market lease value, which are amortized to rental income. See Note d.

j.
Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of each of our 2004 and 2005 property investments. The adjustment is computed as follows:

Cash needed to acquire Enclave on the Lake	$3,370,261
Cash needed to acquire St. Louis Place	5,025,865
Cash needed to acquire the Colorado Property	17,965,073
Cash needed to acquire Travis Tower	12,758,333
Cash needed to acquire the Pratt Building	12,843,584
Cash needed to acquire the Cyprus Building	20,645,160
Cash needed to acquire the Ashford Perimeter	18,676,064
Cash needed to acquire the Alamo Plaza	4,834,715
Cash needed to acquire the Utah Avenue Building	9,879,429
Cash needed to acquire Lawson Commons	29,852,184
Cash needed to acquire Downtown Plaza	7,082,146
Cash needed to acquire Western Office Portfolio	32,573,596
Cash needed to acquire Buena Vista Plaza	16,265,590
	$191,772,000

Net cash received from each share of common stock issued	$8.90	(1)

Common stock needed to purchase the thirteen properties listed above	21,547,416
Less historical weighted average of common stock outstanding
for the year ended December 31, 2004	(5,358,697)
	16,188,719
________________
(1)   Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.20 broker dealer fees per share and $0.20 organization and offering costs per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: October 12, 2005	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer